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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): February 6, 2006


                          GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2006-2 formed pursuant to a
     Master Servicing and Trust Agreement, relating to the GSAA Home Equity
             Trust 2006-2, Asset-Backed Certificates, Series 2006-2)
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     333-120274              13-3387389
 -----------------------------   ------------------------   -------------------
 (State or Other Jurisdiction    (Commission File Number)     (IRS Employer
      of Incorporation)                                     Identification No.)

          85 Broad Street, New York, New York                      10004
-------------------------------------------------------- -----------------------
       (Address of Principal Executive Offices)                 (Zip Code)


                                  (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

     On February 6, 2006, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of January 1, 2006 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company, as trustee and as custodian and Wells Fargo Bank, N.A., as master servicer and securities administrator of GSAA Home Equity Trust 2006-2, Asset-Backed Certificates, Series 2006-2 (the "Certificates"), issued in eighteen classes. The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3, Class 2A4, Class 2A5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R and Class RC Certificates, with an aggregate scheduled principal balance as of February 2, 2006 of $960,739,200 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 2, 2006, by and between the Company and the Underwriter. A form of the Trust Agreement is annexed hereto as Exhibit 99.1.

      On February 6, 2006, GSAA Home Equity Trust 2006-2 (the "Trust") entered into one interest swap agreement with Goldman Sachs Mitsui Marine Derivative Products, L.P. (the "Swap Agreement"), with Schedule and Confirmation thereto. The Swap Agreement is annexed hereto as Exhibit 99.2.

      On June 1, 2005, Goldman Sachs Mortgage Company entered into an Amended and Restated Flow Mortgage Loan Purchase and Warranties Agreement (the "Ameriquest Sale and Servicing Agreement") dated as of June 1, 2005, between Goldman Sachs Mortgage Company and Ameriquest Mortgage Company ("Ameriquest"). The Ameriquest Sale and Servicing Agreement is annexed hereto as Exhibit 99.3.

      On February 6, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 1 Assignment Agreement") dated as of February 6, 2006, among the Company, Goldman Sachs Mortgage Company and Ameriquest. The Ameriquest Step 1 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On February 6, 2006, the Company entered into an Assignment Agreement (the "Ameriquest Step 2 Assignment Agreement") dated as of February 6, 2006, among the Company, as depositor, Ameriquest, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer. The Ameriquest Step 2 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On December 19, 2005, Goldman Sachs Mortgage Company entered into a Flow Servicing Rights Purchase and Servicing Agreement (the "Saxon Servicing Agreement") dated as of December 19, 2005, between Goldman Sachs Mortgage Company and Saxon Mortgage Services, Inc. ("Saxon"). The Saxon Servicing Agreement is annexed hereto as Exhibit 99.6.

      On February 6, 2006, the Company entered into an Assignment Agreement (the "Saxon Step 1 Assignment Agreement") dated as of February 6, 2006, among the Company, Goldman

Sachs Mortgage Company and Saxon. The Saxon Step 1 Assignment
Agreement is annexed hereto as Exhibit 99.7.

      On February 6, 2006, GS Mortgage Securities Corp., as depositor entered into an Assignment Agreement (the "Saxon Step 2 Assignment Agreement") dated as of February 6, 2006, among GS Mortgage Securities Corp., as depositor, Saxon, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer. The Saxon Step 2 Assignment Agreement is annexed hereto as
Exhibit 99.8.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

      Not applicable.

(b) Pro forma financial information:

      Not applicable.

(c) Exhibits:                                                              Page:

Exhibit 99.1 Form of Master Servicing and Trust Agreement, dated as of January 1, 2006 among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as custodian and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Exhibit 99.2 Swap Agreement, dated as of February 6, 2006, between GSAA Home Equity Trust 2006-2 and Goldman Sachs Mitsui Marine Derivative Products, L.P., with Schedule and Confirmation thereto.

Exhibit 99.3 Ameriquest Sale and Servicing Agreement, dated as of June 1, 2005, between Goldman Sachs Mortgage Company and Ameriquest Mortgage Company.

Exhibit 99.4 Ameriquest Step 1 Assignment Agreement, dated as of February 6, 2006, among GS Mortgage Securities Corp., as depositor, Goldman Sachs Mortgage Company and Ameriquest Mortgage Company.

Exhibit 99.5 Ameriquest Step 2 Assignment Agreement, dated as of February 6, 2006, among GS Mortgage Securities Corp., as depositor, Ameriquest Mortgage Company, Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer.

Exhibit 99.6 Saxon Servicing Agreement, dated as of December 19, 2005, between Goldman Sachs Mortgage Company and Saxon Mortgage Services, Inc.

Exhibit 99.7 Saxon Step 1 Assignment Agreement, dated as of February 6, 2006, among GS Mortgage Securities Corp., as depositor, Goldman Sachs Mortgage Company and Saxon Mortgage Services, Inc.

Exhibit 99.8 Saxon Step 2 Assignment Agreement, dated as of February 6, 2006, among GS Mortgage Securities Corp., as depositor, Saxon Mortgage Services, Inc., Deutsche Bank National Trust Company, as trustee, and Wells Fargo Bank, N.A., as master servicer.

SIGNATURES
      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   February 21, 2006


                                         GS MORTGAGE SECURITIES CORP.



                                         By:  /s/ Michelle Gill
                                            -------------------------
                                            Name:  Michelle Gill
                                            Title: Vice President

                                  Exhibit Index

Item 601(a) of                   Description                       Paper (P) or
Regulation S-K                                                    Electronic (E)
      99.1       Form of Master Servicing and Trust Agreement,            E
                 dated as of January 1, 2006, among GS Mortgage
                 Securities Corp., as depositor, Deutsche
                 Bank National Trust Company, as trustee and as custodian and Wells Fargo Bank, N.A., as master servicer and securities administrator.

      99.2       Swap Agreement, dated as of February 6,                 E
                 2006, between GSAA Home Equity Trust 2006-2 and Goldman Sachs Mitsui Marine Derivative
                 Products, L.P., with Schedule and
                 Confirmation thereto.

      99.3       Ameriquest Sale and Servicing Agreement,                E
                 dated as of June 1, 2005, between Goldman
                 Sachs Mortgage Company and Ameriquest
                 Mortgage Company.

      99.4       Ameriquest Step 1 Assignment Agreement,                 E
                 dated as of February 6, 2006, among GS
                 Mortgage Securities Corp., as depositor,
                 Goldman Sachs Mortgage Company and
                 Ameriquest Mortgage Company.

      99.5       Ameriquest Step 2 Assignment Agreement,                 E
                 dated as of February 6, 2006, among GS
                 Mortgage Securities Corp., as depositor,
                 Ameriquest Mortgage Company, Deutsche Bank
                 National Trust Company, as trustee, and
                 Wells Fargo Bank, N.A., as master
                 servicer.

      99.6       Saxon Servicing Agreement, dated as of                  E
                 December 19, 2005, between Goldman Sachs
                 Mortgage Company and Saxon Mortgage
                 Services, Inc.

      99.7       Saxon Step 1 Assignment Agreement, dated as             E
                 of February 6, 2006, among GS Mortgage
                 Securities Corp., as depositor, Goldman
                 Sachs Mortgage Company and Saxon Mortgage
                 Services, Inc.

      99.8       Saxon Step 2 Assignment Agreement, dated as             E
                 of February 6, 2006, among GS Mortgage
                 Securities Corp., as depositor, Saxon
                 Mortgage Services, Inc., Deutsche Bank
                 National Trust Company, as trustee, and
                 Wells Fargo Bank, N.A., as master servicer.